UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2023

RenaissanceRe Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-0141974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Renaissance House, 12 Crow Lane, Pembroke, Bermuda HM 19

(Address of Principal Executive Office) (Zip Code)

(441) 295-4513

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, Par Value $1.00 per share	RNR	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series F 5.750% Preference Share, Par Value $1.00 per share	RNR PRF	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a Series G 4.20% Preference Share, Par Value $1.00 per share	RNR PRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 1, 2023, RenaissanceRe Holdings Ltd. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original 8-K”), which reported that on November 1, 2023, the Company completed its previously announced acquisition (the “Validus Acquisition”) in accordance with the Stock Purchase Agreement, dated May 22, 2023, as amended, between the Company and American International Group, Inc., a Delaware corporation and NYSE-listed company (together with its affiliates and subsidiaries, “AIG”), pursuant to which, upon the terms and subject to the conditions thereof, the Company, or one of its subsidiaries, purchased, acquired and accepted from certain subsidiaries of AIG, all of their right, title and interest in the shares of Validus Holdings, Ltd. (“Validus Holdings”) and Validus Specialty, LLC (“Validus Specialty”). Substantially all of the assets of Validus Holdings is comprised of its equity interest in its wholly-owned subsidiary, Validus Reinsurance, Ltd. (“Validus Re”). The Company also acquired the renewal rights, records and customer relationships of the assumed treaty reinsurance business of Talbot Underwriting Limited, an affiliate of AIG, a specialty (re)insurance group operating within the Lloyd’s market. This amendment to the Original 8-K (“Amendment No. 1”) is being filed for the purpose of satisfying the Company’s undertaking to file the financial statements required by Item 9.01 of Form 8-K. This Amendment No. 1 should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K, and the Company has not updated any information therein to reflect events that have occurred since the date of the Original 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of Validus Holdings, Ltd. as at and for the years ended December 31, 2022 and 2021, are filed herewith as Exhibit 99.1 to this 8-K Amendment and are incorporated herein by reference. The unaudited consolidated financial statements of Validus Holdings, Ltd. as at September 30, 2023 and for the nine months ended September 30, 2023 and 2022, are filed herewith as Exhibit 99.2 to this 8-K Amendment and are incorporated herein by reference.

The audited combined financial statements of Validus Specialty, LLC, excluding Validus Specialty Underwriting Services, Inc., an entity previously owned as a subsidiary by Validus Specialty and excluded from the Validus Acquisition (“Specialty Business of Validus Specialty, LLC”) as at and for the years ended December 31, 2022 and 2021, are filed herewith as Exhibit 99.3 to this 8-K Amendment and are incorporated herein by reference. The unaudited combined financial statements of the Specialty Business of Validus Specialty, LLC as at September 30, 2023 and for the nine months ended September 30, 2022 and 2021, are filed herewith as Exhibit 99.4 to this 8-K Amendment and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as at September 30, 2023 and the Unaudited Pro Forma Condensed Combined Statements of Operations of the Company for the nine months ended September 30, 2023, and the year ended December 31, 2022, which give effect to the Validus Acquisition, are filed herewith as Exhibit 99.5 to this 8-K Amendment and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers Ltd.

23.2	Consent of PricewaterhouseCoopers Ltd.

99.1	Audited consolidated financial statements of Validus Holdings, Ltd. as at and for the years ended December 31, 2022 and 2021.

99.2	Unaudited consolidated financial statements of Validus Holdings, Ltd. as at September 30, 2023 and for the nine months ended September 30, 2023 and 2022.

99.3	Audited combined financial statements of the Specialty Business of Validus Specialty, LLC as at and for the years ended December 31, 2022 and 2021.

99.4	Unaudited combined financial statements of the Specialty Business of Validus Specialty, LLC as at September 30, 2023 and for the nine months ended September 30, 2023 and 2022.

99.5	Unaudited Pro Forma Condensed Combined Balance Sheet of the Company as of September 30, 2023 and Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company for the nine months ended September 30, 2023 and for the year ended December 31, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.

Date:	By:	/s/ Shannon Lowry Bender
January 11, 2024		Shannon Lowry Bender

Executive Vice President and Group General Counsel and Corporate Secretary